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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                EMCOR Group, Inc.
               (Exact Name of Registrant as Specified in Charter)

        Delaware                                        11-2125338
(State of Incorporation)                  (I.R.S Employer Identification Number)

         101 Merritt Seven Corporate Park
               Norwalk, Connecticut                               06851
     (Address of principal executive offices)                   (Zip Code)

     If this Form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c) please check the following box. / /

     If this Form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d) please check the following box. /x/

        Securities to be registered pursuant to Section 12(b) of the Act:

                                      None

        Securities to be registered pursuant to Section 12(g) of the Act:

                         Convertible Subordinated Notes
                                    Due 2005

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Item 1. Description of Registrant's Securities to be Registered.

     A complete description of the Convertible Subordinated Notes Due 2005, which are to be registered hereunder, is contained under the captions "Description of Debt Securities," "Description of Notes" and "Description of Capital Stock" in the Prospectus forming a part of the Form S-3 Registration Statement (File No. 333-44369) of EMCOR Group, Inc. (the "Registrant"), filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Registration Statement"). Such description is hereby incorporated by reference and any description included in a form of Prospectus subsequently filed by the Registrant pursuant to Rule 424(b) under the Securities Act shall be deemed to be incorporated herein by reference.

Item 2. Exhibits.

     A list of exhibits filed herewith or incorporated herein by reference is contained on the Exhibit Index which is incorporated herein by reference.

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                                    SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       EMCOR GROUP, INC.

                                       By: /s/ Sheldon I. Cammaker
                                           Name: Sheldon I. Cammaker
                                           Title: Executive Vice President
                                                  and General Counsel
Date: March 12, 1998

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                                  EXHIBIT INDEX

Exhibit Number   Exhibit
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      1          Registrant's Registration Statement on Form S-3 (File No.
                 333-44369), as filed with the Securities and Exchange
                 Commission on January 16, 1998

      2 Amendment No. 1 to the Registrant's Registration Statement on Form S-3 (File No. 333-44369), as filed with the Securities and Exchange Commission on February 6, 1998

      3 Form of Subordinated Indenture between EMCOR Group, Inc. and State Street Bank and Trust Company, as Trustee (Incorporated by reference to Exhibit 4.4 to the Registrant's Registration Statement on Form S-3 (File No. 333-44369))

      4          Form of First Supplemental Indenture between EMCOR Group, Inc.
                 and State Street Bank and Trust Company, as Trustee*

      5          Form of Debt Securities (Incorporated by reference to Exhibit
                 4.1 to the Registrant's Registration Statement on Form S-3 (File No. 333-44369))
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* Filed herewith

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